Aetna Life Insurance And Annuity Company

                                   ENDORSEMENT

The Contract and Certificate are hereby endorsed as follows:

1. Add the following Section to the Contract following the Section entitled "Annuity Options" under ANNUITY PROVISIONS.

     Other Annuity Options - Aetna may make other options available as allowed by the laws of the state in which this Contract is delivered.

The following items 2 through 5 will only apply to Participants who become covered under this Contract on or after the effective date of this Endorsement.

2. Delete item (b) in "Section 3. Guaranteed Interest Rate - General Account" under DEPOSIT, RESERVE and SURRENDER PROVISIONS and replace it with the following:

     (b) 3% under the Annuity Provisions.

3. Substitute the following sentence in place of the second sentence of Option 3 in Section 4 "Annuity Options" under ANNUITY PROVISIONS:

     The number of years must be at least 5 and not more than 30.

4. Delete the second paragraph in Section 6 "Other Terms of Annuity Options" under ANNUITY PROVISIONS and replace with the following:

     For purposes of calculating the guaranteed first payment of a Variable Annuity or the payments for a Fixed Annuity under Options 4 and 5 the Annuitant's and second Annuitant's adjusted age will be used. The Annuitant's and second Annuitant's adjusted age is his or her age as of the birthday closest to the Annuity commencement date reduced by one year for Annuity commencement dates occurring during the period of time from July 1, 1993 through December 31, 1999. The Annuitant's and second Annuitant's age will be reduced by two years for Annuity commencement dates occurring during the period of time from January 1, 2000 through December 31, 2009. The Annuitant's and second Annuitant's age will be reduced by one additional year for Annuity commencement dates occurring in each succeeding decade.

     The Annuity purchase rates for Options 4 and 5 are based on mortality from 1983 Table a.

5. Replace the Annuity Tables in the Section entitled "Annuity Options" under ANNUITY PROVISIONS with the following Tables.


                                       1
EHOTABLE97

                                    OPTION 3

                      Payments for a Stated Period of Time

                   Amount of Monthly Payment for Each $1,000
                After Deduction of any Charge for Premium Taxes

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

        --------------------------------------------------------
                       Monthly                  Monthly
             Years     Payment        Years     Payment
        --------------------------------------------------------

               5        17.91          18         5.96
               6        15.14          19         5.73
               7        13.16          20         5.51
               8        11.68          21         5.32
               9        10.53          22         5.15
              10         9.61          23         4.99
              11         8.86          24         4.84
              12         8.24          25         4.71
              13         7.71          26         4.59
              14         7.26          27         4.47
              15         6.87          28         4.37
              16         6.53          29         4.27
              17         6.23          30         4.18
        --------------------------------------------------------



                   Amount of Monthly Payment for Each $1,000
                After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

        --------------------------------------------------------
                       Monthly                  Monthly
             Years     Payment        Years     Payment
        --------------------------------------------------------

               5        18.12          18         6.20
               6        15.35          19         5.97
               7        13.38          20         5.75
               8        11.90          21         5.56
               9        10.75          22         5.39
              10         9.83          23         5.24
              11         9.09          24         5.09
              12         8.46          25         4.96
              13         7.94          26         4.84
              14         7.49          27         4.73
              15         7.10          28         4.63
              16         6.76          29         4.53
              17         6.47          30         4.45
        --------------------------------------------------------

                                    OPTION 3

                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

        --------------------------------------------------------
                       Monthly                  Monthly
             Years     Payment        Years     Payment
        --------------------------------------------------------

               5        18.74          18         6.94
               6        15.99          19         6.71
               7        14.02          20         6.51
               8        12.56          21         6.33
               9        11.42          22         6.17
              10        10.51          23         6.02
              11         9.77          24         5.88
              12         9.16          25         5.76
              13         8.64          26         5.65
              14         8.20          27         5.54
              15         7.82          28         5.45
              16         7.49          29         5.36
              17         7.20          30         5.28
        --------------------------------------------------------

                                    OPTION 4

                                  Life Income

                   Amount of Monthly Payment for Each $1,000
                After Deduction of any Charge for Premium Taxes

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

                Payments Guaranteed for a Stated Period of Years

--------------------------------------------------------------------------------
     Adjusted
      Age of        None        5         10        15        20
     Annuitant
--------------------------------------------------------------------------------

        50         $ 4.05     $ 4.05    $ 4.03    $ 3.99    $ 3.93
        51           4.12       4.11      4.09      4.05      3.99
        52           4.19       4.19      4.16      4.11      4.04
        53           4.27       4.26      4.23      4.18      4.10
        54           4.35       4.34      4.31      4.25      4.16

        55           4.44       4.42      4.39      4.32      4.22
        56           4.53       4.51      4.47      4.40      4.29
        57           4.62       4.61      4.56      4.48      4.35
        58           4.72       4.71      4.65      4.56      4.42
        59           4.83       4.81      4.75      4.64      4.49

        60           4.95       4.93      4.86      4.73      4.55
        61           5.07       5.05      4.97      4.83      4.62
        62           5.20       5.17      5.08      4.92      4.69
        63           5.34       5.31      5.20      5.02      4.76
        64           5.49       5.45      5.33      5.12      4.83

        65           5.65       5.61      5.47      5.22      4.89
        66           5.82       5.77      5.61      5.33      4.96
        67           6.01       5.94      5.75      5.44      5.02
        68           6.20       6.13      5.91      5.54      5.08
        69           6.41       6.33      6.07      5.65      5.14

        70           6.64       6.54      6.23      5.76      5.19
        71           6.88       6.76      6.41      5.86      5.24
        72           7.14       7.00      6.59      5.97      5.28
        73           7.43       7.26      6.77      6.06      5.32
        74           7.73       7.53      6.96      6.16      5.35

        75           8.06       7.82      7.14      6.25      5.38
--------------------------------------------------------------------------------

Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                                  Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

                Payments Guaranteed for a Stated Period of Years

--------------------------------------------------------------------------------
     Adjusted
      Age of        None        5         10        15        20
     Annuitant
--------------------------------------------------------------------------------

        50         $ 4.34     $ 4.34    $ 4.31    $ 4.27    $ 4.22
        51           4.41       4.40      4.38      4.33      4.27
        52           4.48       4.47      4.45      4.40      4.32
        53           4.56       4.55      4.52      4.46      4.38
        54           4.64       4.63      4.59      4.53      4.44

        55           4.72       4.71      4.67      4.60      4.50
        56           4.81       4.80      4.75      4.67      4.56
        57           4.91       4.89      4.84      4.75      4.62
        58           5.01       4.99      4.93      4.83      4.69
        59           5.12       5.10      5.03      4.92      4.75

        60           5.23       5.21      5.13      5.00      4.82
        61           5.36       5.33      5.24      5.09      4.88
        62           5.49       5.45      5.35      5.19      4.95
        63           5.63       5.59      5.47      5.28      5.02
        64           5.78       5.73      5.60      5.38      5.08

        65           5.94       5.89      5.73      5.48      5.15
        66           6.11       6.05      5.87      5.58      5.21
        67           6.29       6.22      6.02      5.69      5.27
        68           6.49       6.41      6.17      5.79      5.33
        69           6.70       6.60      6.33      5.90      5.38

        70           6.92       6.81      6.49      6.00      5.43
        71           7.17       7.04      6.66      6.10      5.48
        72           7.43       7.27      6.84      6.20      5.52
        73           7.71       7.53      7.02      6.30      5.55
        74           8.02       7.80      7.20      6.39      5.59

        75           8.35       8.08      7.38      6.48      5.62
--------------------------------------------------------------------------------

Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                                  Life Income

                 Amount of First Monthly Payment for Each $1,000
                After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

                Payments Guaranteed for a Stated Period of Years

--------------------------------------------------------------------------------
     Adjusted
      Age of        None        5         10        15        20
     Annuitant
--------------------------------------------------------------------------------

        50         $ 5.26     $ 5.25    $ 5.22    $ 5.17    $ 5.11
        51           5.33       5.32      5.28      5.23      5.15
        52           5.40       5.38      5.34      5.29      5.20
        53           5.47       5.45      5.41      5.35      5.26
        54           5.54       5.53      5.48      5.41      5.31

        55           5.63       5.61      5.56      5.47      5.36
        56           5.71       5.69      5.63      5.54      5.42
        57           5.80       5.78      5.72      5.61      5.47
        58           5.90       5.88      5.81      5.69      5.53
        59           6.01       5.98      5.90      5.77      5.59

        60           6.12       6.09      6.00      5.85      5.65
        61           6.24       6.21      6.10      5.93      5.71
        62           6.37       6.33      6.21      6.02      5.77
        63           6.51       6.46      6.33      6.11      5.83
        64           6.66       6.60      6.45      6.20      5.89

        65           6.82       6.75      6.57      6.30      5.95
        66           6.99       6.91      6.71      6.39      6.01
        67           7.17       7.08      6.85      6.49      6.06
        68           7.36       7.27      6.99      6.59      6.12
        69           7.57       7.46      7.15      6.69      6.17

        70           7.80       7.67      7.30      6.78      6.21
        71           8.05       7.89      7.47      6.88      6.25
        72           8.31       8.13      7.64      6.97      6.29
        73           8.59       8.38      7.81      7.06      6.33
        74           8.90       8.64      7.99      7.15      6.36

        75           9.23       8.93      8.16      7.23      6.38
--------------------------------------------------------------------------------

Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 5

                         Life Income for Two Annuitants

                   Amount of Monthly Payment for Each $1,000
                After Deduction of any Charge for Premium Taxes

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

---------------------------------------------------------------------------------------------------
      Adjusted Ages
------------------------                                                   Option 5d
                Second                                                      10 Years
Annuitant      Annuitant      Option 5a      Option 5b      Option 5c      Guaranteed     Option 5e
---------------------------------------------------------------------------------------------------
   55             50          $ 3.69         $ 4.05         $ 4.27           $ 3.69         $ 4.03
   55             55            3.88           4.25           4.47             3.87           4.14
   55             60            3.99           4.44           4.71             3.98           4.20

   60             55            3.99           4.44           4.71             3.98           4.42
   60             60            4.24           4.71           4.99             4.23           4.57
   60             65            4.38           4.97           5.32             4.38           4.65

   65             60            4.38           4.97           5.32             4.38           4.93
   65             65            4.72           5.33           5.70             4.71           5.14
   65             70            4.93           5.68           6.15             4.91           5.27

   70             65            4.93           5.68           6.15             4.91           5.66
   70             70            5.40           6.21           6.70             5.36           5.96
   70             75            5.69           6.68           7.32             5.62           6.13

   75             70            5.69           6.68           7.32             5.62           6.67
   75             75            6.37           7.45           8.15             6.23           7.12
   75             80            6.78           8.11           8.99             6.54           7.36
--------------------------------------------------------------------------------------------------

Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 5

                         Life Income for Two Annuitants

                 Amount of First Monthly Payment for Each $1,000
                After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

---------------------------------------------------------------------------------------------------
      Adjusted Ages
------------------------                                                   Option 5d
                Second                                                      10 Years
Annuitant      Annuitant      Option 5a      Option 5b      Option 5c      Guaranteed     Option 5e
---------------------------------------------------------------------------------------------------
   55             50          $ 3.97         $ 4.35         $ 4.56           $ 3.97         $ 4.31
   55             55            4.16           4.54           4.76             4.15           4.42
   55             60            4.27           4.73           5.00             4.26           4.48

   60             55            4.27           4.73           5.00             4.26           4.70
   60             60            4.51           4.99           5.27             4.50           4.84
   60             65            4.66           5.25           5.61             4.65           4.93

   65             60            4.66           5.25           5.61             4.65           5.22
   65             65            4.99           5.61           5.99             4.98           5.42
   65             70            5.19           5.97           6.44             5.17           5.54

   70             65            5.19           5.97           6.44             5.17           5.93
   70             70            5.67           6.49           6.99             5.62           6.23
   70             75            5.95           6.96           7.61             5.87           6.40

   75             70            5.95           6.96           7.61             5.87           6.95
   75             75            6.64           7.73           8.43             6.48           7.40
   75             80            7.04           8.39           9.29             6.79           7.64
--------------------------------------------------------------------------------------------------

Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 5

                         Life Income for Two Annuitants

                   Amount of Monthly Payment for Each $1,000
                After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

---------------------------------------------------------------------------------------------------
      Adjusted Ages
------------------------                                                   Option 5d
                Second                                                      10 Years
Annuitant      Annuitant      Option 5a      Option 5b      Option 5c      Guaranteed     Option 5e
---------------------------------------------------------------------------------------------------
   55             50          $ 4.88         $ 5.26         $ 5.48           $ 4.88         $ 5.23
   55             55            5.04           5.44           5.66             5.04           5.32
   55             60            5.15           5.63           5.91             5.14           5.38

   60             55            5.15           5.63           5.91             5.14           5.59
   60             60            5.37           5.87           6.16             5.37           5.72
   60             65            5.52           6.14           6.51             5.51           5.80

   65             60            5.52           6.14           6.51             5.51           6.10
   65             65            5.83           6.49           6.87             5.82           6.29
   65             70            6.04           6.84           7.34             6.00           6.41

   70             65            6.04           6.84           7.34             6.00           6.81
   70             70            6.49           7.35           7.87             6.44           7.08
   70             75            6.77           7.84           8.51             6.68           7.25

   75             70            6.77           7.84           8.51             6.68           7.81
   75             75            7.45           8.60           9.33             7.27           8.25
   75             80            7.86           9.28          10.20             7.57           8.49
--------------------------------------------------------------------------------------------------

Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.


Endorsed and made a part of this Contract and Certificate on the later of May 1, 1997 or when accepted by the Contract Holder.



                                        /s/Daniel Kearney
ACCEPTED:                               President
     Name of Contract Holder            Aetna Life Insurance and Annuity Company

By    ____________________________________________

Date  ____________________________________________

Name  ____________________________________________

Title ____________________________________________